EXHIBIT 10.16.8

NINTH AMENDMENT TO LEASE

THIS NINTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 27th day of October, 2014, by and between BMR-ROGERS STREET LLC, a Delaware limited liability company (“Landlord,” as successor-in-interest to Rogers Street, LLC (“Original Landlord”)), and IRONWOOD PHARMACEUTICALS, INC., a Delaware corporation (“Tenant,” formerly known as Microbia, Inc.).

RECITALS

A.            WHEREAS, Original Landlord and Tenant entered into that certain Lease dated as of January 12, 2007, as amended by that certain First Amendment to Lease dated as of April 9, 2009, that certain Second Amendment to Lease dated as of February 9, 2010, that certain Third Amendment to Lease dated as of July 1, 2010, that certain Fourth Amendment to Lease dated as of February 3, 2011, that certain Fifth Amendment to Lease dated as of October 18, 2011, that certain Sixth Amendment to Lease dated as of July 19, 2012, that certain Seventh Amendment to Lease dated as of October 30, 2012 and that certain Eighth Amendment to Lease dated as of July 8, 2014 (collectively, as the same may have been otherwise amended, supplemented or modified from time to time,  the “Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 301 Binney Street in Cambridge, Massachusetts (the “Building”);

B.            WHEREAS, in order to adjust the location of certain portions of the Premises, the parties have agreed that certain areas shall be excluded from the Premises and other areas shall be included within the Premises as further detailed herein; and

C.            WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1.             Definitions.  For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein.  The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.”

2.             Change in Location of Premises.  Effective as of the Execution Date, the Premises are hereby modified as follows: (a) Tenant hereby releases and excludes from the Premises approximately seven hundred and ninety-nine (799) rentable square feet of space on the first (1st) floor of the Building in the locations labeled as “Surrendered Space” on Exhibit A attached hereto (the “Surrendered Space”) and (b) Tenant hereby accepts and includes as part of the

Premises seven hundred and ninety-nine (799) rentable square feet of space on the first (1st) floor of the Building in the locations labeled as “Additional Space” on Exhibit A attached hereto (the “Additional Space”).  The simultaneous occurrence of (a) and (b) shall be referred to herein as the “Premises Swap”.  From and after the Execution Date, the “Premises” shall mean the Premises originally identified in the Existing Lease (i) less the Surrendered Space and (ii) plus the Additional Space.  For the avoidance of doubt, the overall useable square footage, the overall rentable square footage and Tenant’s Pro Rata Share shall remain unchanged by the Premises Swap.

3.             Condition of Premises.  Tenant acknowledges that (a) it is fully familiar with the condition of the Additional Space and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Execution Date, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Additional Space for Tenant’s occupancy or to pay for any improvements to the Additional Premises, except as may be expressly provided in the Lease.

4.             Broker. Tenant represents and warrants that other than CB Richard Ellis, Inc. (“Broker”), it has had no dealings with any real estate broker or agent in connection with the negotiation of this Amendment, and that it knows of no real estate broker or agent that is or might be entitled to a commission in connection with the representation of Tenant in connection with this Amendment.  Broker is not entitled to any commission pursuant to this Amendment.

(a)           Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant’s decision to enter into this Amendment, other than as contained in this Amendment.

(b)           Tenant acknowledges and agrees that the employment of brokers by Landlord is for the purpose of solicitation of offers of leases from prospective tenants and that no authority is granted to any broker to furnish any representation (written or oral) or warranty from Landlord unless expressly contained within this Amendment.  Landlord is executing this Amendment in reliance upon Tenant’s representations, warranties and agreements contained within Section 5, Section 5(a) and this Section 5(b).

(c)           Tenant agrees to indemnify, save, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any other broker or agent, other than Broker, employed or engaged by Tenant or claiming to have been employed or engaged by Tenant.

(d)           Landlord shall pay any commission, fee or other compensation due to any Landlord broker(s) in connection with this Amendment.  Landlord agrees to indemnify, save, defend and hold Tenant harmless from any and all cost or liability for compensation claimed by any broker or agent employed or engaged by Landlord or claiming to have been employed or engaged by Landlord.

5.             No Default.  Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6.             Effect of Amendment.  Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed.  In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.  From and after the date hereof, the term “Lease” as used in the Lease shall mean the Existing Lease, as modified by this Amendment.

7.             Successors and Assigns.  Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees.  Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

8.             Miscellaneous.  This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof.  All exhibits hereto are incorporated herein by reference.  Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

9.             Authority.  Landlord and Tenant have all necessary and proper authority, without the need for the consent of any other person or entity, other than any consents that have been obtained, to enter into and perform under this Amendment.

10.          Counterparts; Facsimile and PDF Signatures.  This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.  A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as a sealed Massachusetts instrument as of the date and year first above written.

LANDLORD:

BMR-ROGERS STREET LLC,

a Delaware limited liability company

By:	/s/ Kevin Simonsen
Name:	Kevin Simonsen
Title:	VP, Real Estate Legal

TENANT:

IRONWOOD PHARMACEUTICALS, INC.,

a Delaware corporation

By:	/s/ Jim DeTore
Name:	Jim DeTore
Title:	VP, Finance